**COLLABORATION AGREEMENT**

Moscow 29 October 2009

**"IPF-AGRO Management Company"**, hereinafter referred to as ***Party-1*** represented by Mr. Dzhabrailov Natik on the one part,

**"Yasheng Group"** hereinafter referred to as ***Party-2***, represented by Mr. Chang Shen Zhou and Ms. Mei Ping Wu on the second part,

**"Yasheng Eco-trade Corporation"** hereinafter referred to as ***Party-3***, represented by Dr. Greg Rubin on the third part,

**"Cukierman & Co Consulting"** hereinafter referred to as ***Party-4***, represented by Mr. Haggai Ravid on the fourth part,

hereinafter jointly referred to as the Parties have concluded this Agreement upon the following:

**COLLABORATION OBJECTIVE**

Establishment of a joint venture on a mutually beneficial basis on the basis of joining agricultural and financial assets.

**1. SUBJECT MATTER**

Collaboration of the Parties for the purpose of developing business contacts between Party-1, Party-2 and Party-3 shall be the subject matter hereof.

**2. MAIN PROVISIONS**

2.1. Cooperation of the Parties in the sphere of investment projects associated with agricultural industry development on the territory of Russia, in the regions representing mutual interest (hereinafter referred to as the Project) shall be the subject matter hereof.

- Direction of Cooperation "Potatoes" - the organization of production, storage and marketing of potatoes. Projected area of potato growing 10 000 hectares of agricultural land
- Direction of Cooperation "Barley" - the organization of production, storage and marketing of barley. Projected area of cultivation of barley 50 000 ha of agricultural land.
- Direction of cooperation "Live stock" - the organization of cattle breeding and primary processing of meat. Projected area of agricultural land 20 km 2.

**СОГЛАШЕНИЕ О СОТРУДНИЧЕСТВЕ**

г. Москва 29 октября 2009

**Общество с ограниченной ответственностью «Управляющая компания «ИПФ-АГРО»**, именуемое далее ***«Сторона-1»***, в лице Джабраилова Натика, с одной стороны,

**"Yasheng Group"** именуемое далее ***«Сторона-2»***, в лице Mr. Chang Shen Zhou and Ms. Mei Ping Wu, со второй стороны,

**"Yasheng Eco-trade Corporation"** именуемое далее ***«Сторона-3»***, в лице Dr. Greg Rubin, с третьей стороны,

**" Cukierman & Co Consulting "** именуемое далее ***«Сторона-4»***, в лице Haggai Ravid, с четвертой стороны,

далее именуемые совместно «Стороны», заключили настоящее Соглашение о нижеследующем:

**ЦЕЛЬ СОТРУДНИЧЕСТВА**

Организация на взаимовыгодной основе совместного проекта на основе объединения сельскохозяйственных и финансовых активов.

**1. ПРЕДМЕТ СОГЛАШЕНИЯ**

Предметом настоящего соглашения является сотрудничество Сторон с целью развития и совершенствования деловых связей между «Стороной -1», «Стороной - 2» и «Стороной -3».

**2. ОСНОВНЫЕ ПОЛОЖЕНИЯ**

2.1. Предметом настоящего соглашения является сотрудничество «Сторон» в сфере развития инвестиционных проектов, связанных с развитием на территории России сельскохозяйственного производства, в регионах представляющих взаимный интерес (далее по тексту – «Проект»):

- Направление сотрудничества «Картофель» - организация производства, хранения и маркетинга картофеля. Предполагаемая площадь возделывания картофеля 10 000 га сельскохозяйственных земель
- Направление сотрудничества «Ячмень» - организация производства, хранения и маркетинга ячменя. Предполагаемая площадь возделывания ячменя 50 000 га сельскохозяйственных земель.
- Направление сотрудничества «Животноводство» - организация мясного животноводства и первичной переработки мяса. Предполагаемая площадь используемых сельскохозяйственных

| | |
|---|---|
| | земель 20 км$^2$. |
| • Direction of Cooperation "Trading in agricultural products" - the organization and implementation of trading in the international market of agricultural products. | • Направление сотрудничества «Трейдинг сельскохозяйственной продукцией» - организация и осуществление торговых операций на международном рынке сельскохозяйственной продукции. |
| • Other possible areas of cooperation of the Parties, which may be considered in the future. | • Прочие возможные направления сотрудничества Сторон, которые могут быть рассмотрены в дальнейшем. |
| • "Yasheng Group" has a preferential right to obtain a controlling stake in the management considered the direction of cooperation. | • "Yasheng Group" имеет преимущественное право получения контрольного пакета управления в рассматриваемых Сторонами направлениях сотрудничества. |
| 2.2. The Parties shall develop documentation at their own expense and using their own facilities in the form agreed by the Parties and describing the Project. | 2.2. «Стороны» своими средствами и за свой счет занимаются разработкой документации в согласованной Сторонами форме, описывающей «Проект». |
| 2.3. The Parties shall conduct negotiations with potential partners contributing to the Project promotion and implementation, and, if necessary, engage each other in negotiations. | 2.3. «Стороны» проводят переговоры с потенциальными партнерами, способствующими продвижению и реализации «Проекта» и, в случае необходимости привлекают друг друга для участия в переговорах. |
| 2.4. The Parties shall make a decision within coordinated time periods in relation to Project funding at particular stages of its evolution if such necessity exists. The funding form, its amount and terms shall be defined by the Parties in separate agreements. | 2.4. «Стороны» в согласованные сроки принимают решение в отношении финансирования «Проекта» на определенных этапах его развития в случае наличия такой необходимости. Форма финансирования, его объемы и сроки определяются «Сторонами» отдельными соглашениями. |
| 2.5. The Parties shall establish a joint task force to provide efficient collaboration of the Parties in the framework hereof (hereinafter referred to as the Project Committee). | 2.5. В целях обеспечения эффективного сотрудничества «Сторон» в рамках настоящего соглашения «Стороны» создают совместную рабочую группу (далее по тексту – «Проектный комитет»). |
| **3. RIGHTS AND OBLIGATIONS OF THE PARTIES** | **3. ПРАВА И ОБЯЗАННОСТИ СТОРОН** |
| 3.1 The Parties hereby express their intent to elaborate necessary documentation with Project description in the form agreed by the Parties, at their own expense and using their own facilities. | 3.1 «Стороны» выражает намерение своими средствами и за свой счет разработать необходимую документацию с описанием «Проекта» в согласованной «Сторонами» форме. |
| 3.2. The Parties express their intent to consider the documentation on the Project and make a decision on the possibility of collaboration. | 3.2. «Стороны» выражают намерение рассмотреть документацию по «Проекту» и принять решение о возможности сотрудничества. |
| 3.3. For the purpose here of the Parties shall cooperate in the following directions: | 3.3. В целях исполнения настоящего соглашения «Стороны» сотрудничают по следующим направлениям: |
| - Conducting and organization of events and meetings in order to discuss the issues and solve the tasks associated with the Project elaboration and implementation;<br>- Negotiations with potential partners | - Проведение и организация мероприятий и встреч с целью обсуждения вопросов и решения задач, связанных с разработкой и реализацией «Проекта»;<br>- Ведение переговоров с потенциальными |

| | |
|---|---|
| contributing to promotion and implementation of the Project;<br>- Conducting joint analytical and scientific research in order to introduce promising Project solutions;<br>- Exchange of guidance materials on the Project;<br>- Attraction of external entities as partners to take part in the scientific workflow of the Parties to cooperate in the sphere of Project development and implementation;<br>- Elaboration of relevant programs on Project issues in order to improve the skills of partners' representatives (seminars, briefings, meetings, etc.). | партнерами, способствующими продвижению и реализации «Проекта»;<br>- Разработка совместных аналитических и научных исследований с целью внедрения перспективных разработок «Проекта»;<br>- Обмен методическими материалами по «Проекту»;<br>- Привлечение сторонних организаций-партнеров к участию в научно-технологическом процессе «Сторон» для сотрудничества в области разработки и реализации «Проекта»;<br>- Разработка актуальных программ по вопросам «Проекта» с целью повышения квалификации представителей организаций-партнеров (семинары, брифинги, совещания и т.д.). |
| **4. AGREEMENT AMENDMENT AND CANCELLATION PROCEDURE** | **4. ПОРЯДОК ИЗМЕНЕНИЯ УСЛОВИЙ И РАСТОРЖЕНИЯ СОГЛАШЕНИЯ** |
| 4.1. This Agreement may be cancelled by mutual consent of the Parties. The Parties shall be notified about such cancellation in writing. | 4.1. Соглашение может быть расторгнуто по взаимной договоренности «Сторон», о чем «Стороны» извещаются в письменном виде. |
| 4.2. This Agreement may be amended and supplemented in writing upon the Parties' mutual consent. | 4.2. По согласованию «Сторон» в соглашение могут быть внесены изменения и дополнения, оформленные в письменном виде. |
| 4.3. All disputes that may arise between the Parties shall be settled by way of negotiations. | 4.3. Все разногласия, которые могут возникнуть между «Сторонами», разрешаются путем переговоров. |
| **5. CONFIDENTIALITY** | **5. КОНФИДЕНЦИАЛЬНОСТЬ** |
| 5.1. The Parties shall observe absolute confidentiality in relation to information they have received in the procedure of joint operation hereunder. | 5.1. «Стороны» обязуются соблюдать полную конфиденциальность в отношении информации, полученной ими в ходе совместной работы по настоящему Соглашению. |
| 5.2. No Party shall be entitled to pass Project documents to third parties without prior coordination and consent of the other Party. | 5.2. «Стороны» не в праве без согласования друг с другом передавать третьим лицам проектные документы. |
| **6. MISCELLANEOUS** | **6. ПРОЧИЕ УСЛОВИЯ** |
| 6.1. The Parties shall incur no property or financial commitments hereunder. | 6.1. «Стороны» не несут никаких имущественных и финансовых обязательств по настоящему соглашению. |
| 6.2. This Agreement has been drawn up in three original copies having equal legal effect, one copy for each Party. | 6.2. Настоящее Соглашение составлено в трех экземплярах, имеющих одинаковую юридическую силу, по одному экземпляру для каждой «Сторон». |

## 7. SIGNATURES / ПОДПИСИ СТОРОН

**Party-1/ Сторона-1**
**IPF AGRO**
Mr. Dzhabrailov Natik

______________________

**Party-2 / Сторона-2**
**Yasheng Group**
Mr. Chang Shen Zhou

______________________

**Party-3 / Сторона-3**
**Yasheng Eco-trade Corporation**
Dr. Greg Rubin

______________________

**Party-4 / Сторона-4**
**Cukierman & Co Consulting**
Mr. Haggai Ravid

______________________